SOUTHWEST  GEORGIA  FINANCIAL  CORPORATION





			    March 15, 1997


Dear Fellow Shareholder:

	The Annual Meeting of the Shareholders of Southwest Georgia Financial Corporation will be held on Tuesday, April 22, 1997 in Wright Auditorium at the Colquitt County Arts Center, Moultrie, Georgia at 4:30 P.M. for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement.

	Again this year, we will have a special drawing for share-holders who attend the meeting. We will give away four $500.00 savings bonds - you must be present to win and you must be a shareholder of Southwest Georgia Financial Corporation (Directors, Officers, and Staff of Southwest Georgia Bank and Southwest Georgia Financial Corporation and their immediate families are not eligible to participate in the drawing).*

	In order to ensure that your shares are voted at the meeting, please complete, date, sign and return the Proxy in the enclosed postage-paid envelope at your earliest convenience. Every shareholder's vote is important, no matter how many shares you own.

	We encourage you to attend this Annual Meeting of the Shareholders and join us in the gallery immediately following the meeting for refreshments. We look forward to your continued support and another good year in 1997.

			 Very truly yours,



			 JOHN H. CLARK
			 Vice Chairman and Chief Executive Officer





* Immediate family is considered to be husband, wife, and children living at home.

		SOUTHWEST  GEORGIA  FINANCIAL  CORPORATION
			     P.O. Box 849
			 201 First Street, S.E.
			 Moultrie, Georgia 31768

		NOTICE  OF  ANNUAL  MEETING  OF  SHAREHOLDERS
		       To Be Held on April 22, 1997



	The annual meeting of shareholders of Southwest Georgia Financial Corporation ("the Company") will be held on Tuesday, April 22, 1997, at 4:30 P.M. at the Colquitt County Arts Center, 401 Seventh Avenue, S.W., Moultrie, Georgia, for the purposes of considering and voting upon:

     1. The election of thirteen directors to constitute the Board of Directors to serve until the next annual meeting and until their successors are elected and qualified; and

     2. The approval of the Southwest Georgia Financial Corporation Key Individual Stock Option Plan (the "Plan"); and

     3. Such other matters as may properly come before the meeting or any adjournment thereof.

	Only shareholders of record at the close of business on March 10, 1997, will be entitled to notice of and to vote at the meeting or any adjournment thereof.

	A Proxy Statement and a Proxy solicited by the Board of Directors are enclosed herewith. Please sign, date and return the Proxy promptly in the enclosed business reply envelope. If you attend the meeting you may, if you wish, withdraw your Proxy and vote in person.

	Also enclosed is the Company's 1996 Annual Report to Shareholders, which contains financial data and other information about the Company.

					   By Order of the Board of Directors,



					   JOHN H. CLARK
					   Vice Chairman and
					   Chief Executive Officer

March 21, 1997

PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE.

	       SOUTHWEST  GEORGIA  FINANCIAL  CORPORATION
			     P.O. Box 849
			 201 First Street, S.E.
			Moultrie, Georgia 31768

			   PROXY  STATEMENT

	This Proxy Statement is furnished in connection with the solicitation of Proxies by the Board of Directors of Southwest Georgia Financial Corporation (the "Company") for use at the Annual Meeting of Shareholders of the Company to be held on April 22, 1997, and any adjournment thereof, for the purposes set forth in the accompanying notice of the meeting. The expenses of this solicitation, including the cost of preparing and mailing this Proxy
Statement, will be paid by the Company. Copies of solicitation materials may be furnished to banks, brokerage houses and other custodians, nominees and fiduciaries for forwarding to beneficial owners of shares of the Company's Common Stock, and normal handling charges may be paid for such forwarding service. In addition to solicitations by mail, directors and regular employees of the Company may solicit Proxies in person or by telephone. It is anticipated that this Proxy Statement and the accompanying Proxy will first be mailed to shareholders on March 21, 1997.

	The record of shareholders entitled to vote at the Annual Meeting of Shareholders was taken as of the close of business on March 10, 1997. On that date, the Company had outstanding and entitled to vote 2,560,791 shares of Common Stock, par value $1.00 per share.

	Any Proxy given pursuant to this solicitation may be revoked by any shareholder who attends the meeting and gives oral notice of his or her election to vote in person, without compliance with any other formalities. In addition, any Proxy given pursuant to this solicitation may be revoked prior to the meeting by delivering a signed writing revoking it or a duly executed Proxy bearing a later date to the Secretary of the Company at Southwest Georgia Financial Corporation, P.O. Box 849, Moultrie, Georgia 31776-0849.
If the Proxy is properly completed and returned by the shareholder and is not revoked, it will be voted at the meeting in the manner specified thereon. If the Proxy is returned but no choice is specified thereon, it will be voted for all the persons named below under the caption "Information about Nominees for Director" and the proposal set forth below.

	The Company will furnish without charge a copy of its Annual Report on Form 10-KSB filed with the Securities and Exchange Commission for the fiscal year ended December 31, 1996, including financial statements and schedules, to any record or any beneficial owner of its Common Stock as of March 10, 1997, who requests a copy of such report. Any request for the Form 10-KSB report should be in writing addressed to:

			      Mr. George R. Kirkland
			      Southwest Georgia Financial Corporation
			      P.O. Box 849
			      Moultrie, Georgia 31776-0849

	If the person requesting the report was not a shareholder of record on March 10, 1997, the request must include a representation that the person was a beneficial owner of Common Stock on that date. Copies of any exhibits to the Form 10-KSB will also be furnished on request and upon the payment of the Company's expense in furnishing the exhibits.

VOTING  SECURITIES  AND  PRINCIPAL  HOLDERS

	The following table sets forth as of March 1, 1997, beneficial ownership of the Company's Common Stock by each "person" (as that term is defined by the Securities and Exchange Commission) known by the Company to be the beneficial owner of more that 5% of the Company's voting securities and by all directors and officers of the Company as a group.

Name And Address of                       Number of Shares         Percent
 Beneficial Owner                        Owned Beneficially        of Class

Leo T. Barber, Jr.                           485,641 (1,2)           18.96%
617 Third Street, S.W.
Moultrie, Georgia 31768

Albert W. Barber                             460,641 (1,3,4)         17.99%
118 Dogwood Circle
P.O. Box 627
Moultrie, Georgia 31768

The Employee Stock Ownership Plan            466,776                 18.23%
and Trust of Southwest Georgia
Financial Corporation
201 First Street, S.E.
Moultrie, Georgia 31768

All Directors and Officers as a Group      1,040,646                 40.64%
(24 persons)





(1) Includes 259,650 shares held by the Louise W. Barber Trust, of which Leo T. Barber, Jr. And Albert W. Barber are joint trustees. Also includes 124,840 shares held by the L.T.B., Sr., Trust of which Leo T. Barber, Jr. and Albert W. Barber serve as co-trustees.

(2)     Includes 6,000 shares held in the name of Mr. Leo T. Barber's wife.

(3)     Includes 2,600 shares held in the name of Mr. Albert W. Barber's wife.

(4) Includes 4,000 shares held by the Estate of Sue Barber Fontenot, of which Albert W. Barber serves as executor.

NOMINATION  AND  ELECTION  OF  DIRECTORS

	The bylaws of the Company provide that the Board of Directors shall consist of not less than five nor more than twenty-five directors. The exact number of directors is currently set at thirteen by Board resolution. The number of directors may be increased or decreased within the foregoing range from time to time by the Board of Directors or resolution of the shareholders. The terms of office for directors continue until the next Annual Meeting of Shareholders and until their successors are elected and qualified or until earlier resignation, removal from office or death.

	Each Proxy executed and returned by a shareholder will be voted as specified thereon by the shareholder. If no specification is made, the Proxy will be voted for the election of the nominees named below to constitute the entire Board of Directors. In the event that any nominee withdraws or for any reason is not able to serve as a director, the Proxy will be voted for such other person as may be designated by the Board of Directors as substitute nominee, but in no event will the Proxy be voted for more than thirteen nominees. Management of the Company has no reason to believe that any nominee will not serve if elected. All the nominees are currently directors of the Company, except for Cecil W. Alvis, who is standing for election as director for the first time at the Company's 1997 Annual Meeting.

	Directors are elected by a plurality of the votes cast by the holders of the shares entitled to vote in the election at a meeting at which a quorum is present. A quorum is present when the holders of a majority of the shares outstanding on the record date are present at a meeting in person or by proxy. An abstention would not be considered to be one of the "votes cast" for purposes of the first sentence of this paragraph, but would be included in determining whether a majority of the outstanding shares is represented for determining whether a quorum is present at a meeting.

INFORMATION  ABOUT  NOMINEES  FOR  DIRECTOR

	The following information as of March 1, 1997, has been furnished by the respective nominees for Director. Except as otherwise indicated, each nominee has been or was engaged in his present or last principal employment, in the same or a similar position, for more than five years.

								Number of Shares
				    Information                 Owned Beneficially
Name (Age)                          About Nominee               (Percent of Class)
John H. Clark (59)        Chief Executive Officer and Director           80,636
			  of Southwest Georgia Bank (the "Bank")         (3.15%)(1)
			  and the Company.Mr. Clark was named the
			  Chief Executive Officer and Vice Chairman
			  of the Board for both the Bank and the
			  Company in December 1996.  Previously,
			  he has served as President and Director
			  of the Bank since 1978, and President
			  and Director of the Company since 1980.





Cecil W. Alvis (62)       Chief Operating Officer and President         24,530*
			  of the Bank and Company, Mr. Alvis was
			  promoted to this position in December
			  1996.  Previously, Mr. Alvis has served
			  in various other positions with the Bank
			  and the Company since 1977.  Mr. Alvis
			  is standing for election as Director of
			  the Company for the first time at the
			  Company's 1997 Annual Meeting.

Leo T. Barber, Jr. (74)   A Director of the Bank since 1951 and        485,641
			  of the Company since 1981, Mr. Leo           (18.96%)(2)
			  Barber is Chairman of the Board of both
			  the Bank and the Company.  He is a general
			  partner of South Georgia Finance Company,
			  a family investment company.  Also, he is
			  President of South Georgia Investment
			  Company, a rental and investment company.

Albert W. Barber (67)     A Director of the Company and Bank since     460,641
			  1990, Mr. Albert Barber is a general         (17.99%)(3)
			  partner of South Georgia Finance Company,
			  a family investment company.  Also, he is
			  Vice President and Treasurer of South
			  Georgia Investment Company, a rental and
			  investment company.

R. Bradford Burnette (57) A Director of the Company and Bank since         720*
			  1995, Mr. Burnette is President and Chief
			  Executive Officer of PAB Bankshares,
			  Valdosta, Georgia.

Robert M. Duggan (65)     A Director of the Bank since 1980 and of      35,631
			  the Company since 1981, Mr. Duggan is a       (1.39%)
			  retired President of Davis Gas Company
			  and is currently self employed as a tree
			  farmer.

E. J. McLean, Jr. (74)    A Director of the Company since 1981 and      49,321
			  of the Bank since 1980, Mr. McLean is a       (1.93%)
			  retired Vice President and active consultant
			  of McLean Engineering Company, Inc., a
			  consulting engineering firm.

Glenn D. Moon (67)        A Director of the Bank and the Company         3,802*
			  since 1995, Mr. Moon is a retired Seniore
			  Vice President and Trust Officer of the
			  Bank and the Company.

Richard L. Moss (45)      A Director of the Bank since 1980 and         20,671*
			  of the Company since 1981, Mr. Moss is
			  President of Moss Farms.

Lee C. Redding (50)       A Director of the Bank and the Company        20,766*
			  since 1995, Mr. Redding is a Dentist and
			  owner of a family dental practice since
			  1976.


Roy Reeves (37)           A Director of the Bank and the Company        27,445
			  since 1991, Mr. Reeves is Secretary-          (1.07%)
			  Treasurer of Kelly-Reeves Furniture
			  Company and managing partner with Reeves
			  Properties, a property rental company.

Jack Short (74)           A Director of the Bank since 1975 and         25,671
			  of the Company since 1981, Mr. Short is       (1.00%)
			  Vice Chairman of the Board of both the
			  Bank and the Company.  Also, he is a
			  Partner in the law firm of Short
			  and Fowler.

Johnny R. Slocumb (44)    A Director of the Bank and the Company        27,721
			  since 1991, Mr. Slocumb is owner of the       (1.08%)
			  Slocumb Company, a company which offers
			  real estate and insurance services.


	* Less than one percent (1%)

(1) Includes 48,548 shares allocated to the account of Mr. Clark in the Employee Stock Ownership Plan and Trust, over which shares Mr. Clark exercises voting power.

(2) Includes 259,650 shares owned of record by the Louise W. Barber Trust, of which Mr. Leo T. Barber is co-trustee, 124,840 shares owned of record by the L.T.B., Sr., Trust of which Mr. Barber is co-trustee, and 6,000 shares owned of record by Mr. Barber's wife.

(3) Includes 259,650 shares owned of record by the Louise W. Barber Trust, of which Mr. Albert Barber is co-trustee, 124,840 shares owned by the L.T.B., Sr., Trust of which Mr. Barber is co-trustee, 2,600 shares owned of record by Mr. Barber's wife, and 4,000 shares owned by the Estate of Sue Barber Fontenot, of which Mr. Barber is executor.

	There are no family relationships between any director, executive officer or nominee for director of the Company or any of its subsidiaries with the exception of two directors, Leo T. Barber, Jr. and Albert W. Barber, who are brothers.

PROPOSAL TO ADOPT THE SOUTHWEST GEORGIA FINANCIAL CORPORATION KEY INDIVIDUAL STOCK OPTION PLAN

General

	The following description of the material features of the Key Individual Stock Option Plan (the "Plan") is a summary and is qualified in its entirety by reference to the Plan, as proposed to be adopted by the shareholders, a copy of which will be provided to any shareholder upon written request.

	The Board of Directors approved the adoption of the Plan on March 19, 1997, subject to shareholder approval. The Plan, if approved by the shareholders, will be effective as of such date, and will terminate on the 10th anniversary of such date.

	No options have been granted under the Plan to any executive officer, any director, any non-executive officer, or any employee.

	The Board of Directors believes that the Plan will be an important component of the Company's compensation package in the future because it secures for the Company and its shareholders the advantages of the incentive inherent in stock ownership on the part of its key employees and directors. Accordingly, the Board of Directors recommends that the shareholders vote in favor of the Plan.

	The Plan provides for the grant of incentive stock options (the "ISOs") and non-qualified stock options ("NQSOs") to key employees and directors of the Company, its subsidiaries and any other corporation designated by the personnel committee of the Board of Directors ( the "Committee") as being eligible under the Plan (each of which individually is sometimes hereinafter referred to as the "Employer"). A maximum of 150,000 shares of the Common Stock will be authorized for issuance with respect to options granted under the Plan.

Purpose

	The purpose of the Plan is to promote the long-term success of the Company and its subsidiaries by providing financial incentives to key employees and directors who are in positions to make significant contributions toward such success. The Plan is designed to attract individuals of outstanding ability to employment or directorship with the Company and its subsidiaries, to encourage key employees and directors to acquire a proprietary interest in the Company and to continue their employment and directorship with the Company or its subsidiaries and to render superior performance during such employment and directorship.

Administration

	The Plan will be administered by the personnel committee of the Board of Directors, which has authority to determine the individuals to whom awards will be granted, the form and amount of the awards, the dates of the grant and other terms of each award.

Description of Options

	Key employees and directors of an Employer will be eligible for consideration as participants under the Plan. The plan will provide for grants to key employees of an Employer of both ISOs, as defined in Section 422 of the Internal Revenue Code of 1986, as amended, ("IRC") and NQSOs. The directors will be eligible only for grants of NQSOs. The exercise price of an option granted under the Plan will be determined by the Committee at the time of grant. The exercise price of an ISO may not be less than the fair market value of the shares subject to such option (or 110% of such fair market value in the case of an ISO granted to an individual who is a 10% stockholder of the Company). The exercise price of an NQSOs, however, may, at the discretion of the Committee, be less than the fair market value of the shares subject to such option at the time of grant. Full payment of the option exercise price must be made by the optionee when an option is exercised. The exercise price may be paid in cash or in such other form as the Committee may approve, including shares of the Common Stock valued at their fair market value (as defined in the Plan) on the date of option exercise. The proceeds received by the Company from exercises of options under the Plan will be used for general corporate purposes. The period of exercise of an option will be determined by the Committee at the time of grant, but in any event, no option may expire any later than the tenth anniversary of the date of grant.

	Options granted under the Plan generally will not be exercisable sooner than six months after the date of grant, except in the event of a change in control (as defined in the Plan) of the Company or as otherwise designated by the Committee, and will not be exercisable later than 10 years after the date of grant. No option may be exercised more than three months after the optionee's retirement from employment or directorship with an Employer. The exercise period described in the preceding sentence is expanded to one year if the employment or directorship of the optionee is terminated due to total and permanent disability (as defined in the Plan), and to two years, or such later time as may be approved by the Committee, if the employment or directorship of the optionee is terminated due to the death of the optionee. Options will expire immediately upon the termination of employment of or directorship of or by the optionee for any reason other than retirement, total and permanent disability or death.

	The receipt of stock upon the exercise of any option granted under the Plan will be contingent upon the advice of counsel to the Company that any shares to be delivered comply with federal or state securities laws. The Committee may, in its sole discretion, postpone the issuance or delivery of any shares issuable upon exercise of an option for federal or state regulatory compliance reasons. In the event of changes in the outstanding shares of the Common Stock by reason of stock dividends, recapitalizations, reclassifications, split-ups or consolidation or other changes in the Common Stock, the aggregate number and class of shares available under the Plan and the maximum number of shares as to which options may be granted shall be appropriately adjusted by the Committee. In the event of an exchange of the outstanding Common Stock in connection with a merger, consolidation or other reorganization, or a sale by the Company of all or a portion of its assets for a different number or class of shares or other securities of the Company or for shares of any other corporation, the Committee shall appropriately adjust, in such manner as it determines in its sole discretion, the number and class of shares or other securities which shall be subject to options and/or the purchase price per share which must be paid thereafter upon exercise. Options will not be transferable by the holder other than by will or applicable laws of descent and distribution.

The Plan may, from time to time, be terminated, suspended or amended by the Board of Directors in such respects as it shall deem advisable, including any amendment effected (i) so that an ISO granted under the Plan shall be an "incentive stock option" as such term is defined in Section 422 of the IRC, or
(ii) to conform to any change in any law or regulation governing the Plan or the options granted thereunder. However, without the approval of the shareholders, no such amendment may change: (a) the eligibility requirements provided in the Plan; (b) the total number of shares of the Common Stock which may be granted or awarded under the Plan, except as required under any adjustment described above; (c) the termination date of the Plan to a date after March 19, 2007; or (d) any other provision of the Plan which the Board, in its discretion, determines should become effective only if approved by the shareholders even if shareholder approval is not expressly required by the Plan or by law. All options granted under the Plan will terminate on the date of liquidation or dissolution of the Company.

Tax Consequences

	Under current tax law, a holder of an ISO under the Plan will not realize taxable income upon the grant or exercise thereof. However, depending upon the holder's income tax situation, the exercise of the ISO may have alternative minimum tax implications. The amount of gain which the optionee must recognize is equal to the amount by which the value of the Common Stock on the date of the sale exceeds the option price. If the optionee disposes of the stock after the required holding period, that is, no earlier than a date which is two years after the date of grant of the option and one year after the date of exercise, the optionee will recognize capital gain or loss at the time of the disposition. The Company will not be entitled to a tax deduction if the optionee satisfies these holding period requirements. If disposition occurs prior to expiration of the holding period, the gain is ordinary income, and the Company is entitled to a tax deduction equal to the amount of income recognized by the optionee.

	Under current law, an optionee will not realize income when a NQSO is granted to him. Upon exercise of such option, however, the optionee must recognize ordinary income to the extent that the fair market value of the Common Stock on the date the option is exercised exceeds the option price. Any such gain is taxed in the same manner as ordinary income in the year the option is exercised. Any gain recognized upon the disposition of the shares of stock obtained by the exercise of an NQSO will be taxed at capital gains rates if the employee or director holds the shares of stock for at least one year after the exercise of the NQSO. The Company will not experience any tax consequences upon the grant of an NQSO, but will be entitled to take an income tax deduction equal to the amount which is includable in the income of the option holder (if any) when the NQSO is exercised.

Vote Required and Recommendation of the Board

	Shareholder approval is required under the IRC and the terms of the Plan for adoption of the Plan. Furthermore, shareholder approval of the Plan may afford participants greater flexibility under federal securities laws in connection with the purchase of Common Stock of the Company. For this reason, shareholder approval is sought for the Plan.


EXECUTIVE  COMPENSATION

	The Company did not pay any remuneration to its officers during the year ended December 31, 1996. The following table sets forth the annual and other compensation paid or accrued for each of the last three fiscal years, including directors' fees, for John H. Clark, who is Vice Chairman of the Board of Directors and Chief Executive Officer of the Company and the Bank.
No other executive officers of the Company were paid $100,000 or more in salary, bonus and directors' fees during 1996.



Summary Compensation Table
Name and Principal                   Annual Compensation            All Other
Position During 1996           Year   Salary    Bonus    Other     Compensation
John H. Clark                  1996   148,700   50,000   1,800 (1)   28,350 (2)
Vice Chairman and CEO of the   1995   143,400   35,000   1,800 (1)   27,750
Company and the Bank           1994   139,400   36,000   1,800 (1)   27,151

(1) Amount represents fair market value of discount on stock purchased under the Company's stock plan for officers and directors, which allows a participant to receive Common Stock in lieu of salary and directors' fees, up to certain limits, with a value of 150% of the cash compensation foregone by each participant.

(2) Amount includes Bank's contributions to defined contribution plan of $22,500, contribution to supplementary retirement plan of $4,500, and premiums for group term life insurance of $1,350.

	The Company has never granted restricted stock, options, stock appreciation rights or similar awards to any of its present or past executive officers.

Compensation of Directors

	Compensation. The Board of Directors of the Bank consists of the same members as the Board of Directors of the Company. In 1996, the Chairman, Vice Chairman and each Director of the Bank received an annual fee of $6,000, $4,200, and $2,400, respectively, and $100 per Bank's Board meeting attended. Also, each Director of the Bank received $50 per Bank's Board committee meeting attended. The Directors of the Company are not compensated for membership on the Company's Board of Directors.

Employment Contracts and Termination of Employment and Change in Control Arrangements

	On November 21, 1989, the Company entered into an employment agreement (the "Agreement") with John H. Clark, employing Mr. Clark as Chief Executive Officer until ten (10) years after the date of the Agreement (the "Term") or
until the Agreement is earlier terminated.   Under the Agreement the Board of
Directors of the Bank or Company has discretion to determine Mr. Clark's compensation, based upon the financial successes of and the contribution of Mr. Clark to the Bank and the Company. Benefits of the kind customarily granted to other executives of the Bank and Company, including disability insurance, medical insurance for life and life insurance, identical to that provided to Mr. Clark at the commencement of the Term, until age 65 and thereafter with life insurance comparable to that provided to retirees at the commencement of the Term, shall be granted to Mr. Clark under the Agreement.
In determining Mr. Clark's compensation under the Agreement, the Board subjectively considers Mr. Clark's tenure with the Bank and Company and the growth in assets and the results of operations of the Company during Mr. Clark's tenure.

	Mr. Clark's employment may be terminated for cause if Mr. Clark violates or breaches any material term of the Agreement, habitually neglects his duties
or is convicted of a felony.   If Mr. Clark is terminated for cause, the Bank
and the Company will have no further financial obligation to Mr. Clark.

	If Mr. Clark's employment terminates for any reason, Mr. Clark agrees not to provide banking services or solicit certain bank customers within
certain geographical limits within five years of such termination.   In
consideration for such non-compete agreement and services rendered, if Mr. Clark's employment is terminated without cause prior to the end of the Term, Mr. Clark will receive a termination payment annually during the remainder of the Term. The amount of such annual payment will depend upon the year of termination, and can vary from an annual payment of $115,000 for the remaining three years of the Term to a single payment of $125,000 if Mr. Clark were terminated during the last year of the Term.

CERTAIN  RELATIONSHIPS  AND  RELATED  TRANSACTIONS

	The Bank from time to time has had, and expects to have in the future, banking transactions in the ordinary course of business with officers and directors of the Company and their related interests, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and such transactions have not involved more than the normal risk of collectibility or presented other unfavorable features.

MEETINGS  AND  COMMITTEES  OF  THE  BOARD  OF  DIRECTORS

	The Board of Directors held 12 regular meetings and one special meeting during 1996. All of the directors attended at least seventy-five percent
(75%) of the Board and committee meetings held during their tenure as directors.

	The Company has a personnel committee of the Board of Directors. This committee is composed of three members, John H. Clark, Leo T. Barber, Jr., and Jack Short. The committee, which recommends compensation levels for the Bank's employees, held two meetings during 1996. The Company has an audit committee of the Board of Directors who are also the standing audit committee for the Bank's Board of Directors. This committee is composed of four members, Albert W. Barber, E.J. McLean, Jr., Richard L. Moss and Lee C. Redding. The Company has no standing nominating committee of the Board of Directors or committee performing similar functions.

INFORMATION  CONCERNING  THE  COMPANY'S  ACCOUNTANTS

	Draffin & Tucker was the principal independent public accountant for the Company during the year ended December 31, 1996. Representatives of Draffin & Tucker are expected to be present at the annual meeting and will have the opportunity to make a statement if they desire to do so and to respond to appropriate questions. The Company anticipates that Draffin & Tucker will be the Company's accountants for the current fiscal year.

SHAREHOLDER  PROPOSALS

	Proposals of shareholders intended to be presented at the Company's 1998 Annual Meeting of Shareholders must be received by November 27, 1997, in order to be eligible for inclusion in the Company's Proxy Statement and Proxies for that meeting.

OTHER  MATTERS  THAT  MAY  COME  BEFORE  THE  MEETING

	Management of the Company knows of no matters other than those stated above that are to be brought before the meeting. If any other matters should be presented for consideration and voting, however, it is the intention of the persons named as proxies in the enclosed Proxy to vote in accordance with their judgment as to what is in the best interest of the Company.

			    By order of the Board of Directors,



			    John H. Clark
			    Vice Chairman and
			    Chief Executive Officer
March 21, 1997

			       COMMON STOCK
				    OF
		   SOUTHWEST GEORGIA FINANCIAL CORPORATION

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE 1997 ANNUAL MEETING OF SHAREHOLDERS.

	The undersigned hereby appoint(s) E. J. McLean, Jr. and John J. Cole, Jr., or either of them with power of substitution to each, as Proxies of the undersigned to vote the Common Stock of the undersigned at the Annual Meeting of Shareholders of SOUTHWEST GEORGIA FINANCIAL CORPORATION (the "Company") to be held on April 22, 1997, and any adjournment thereof.

1.      Election of Directors (Please check either A or B)

A.      _____      I (we) grant authority to vote FOR all nominees for
		   director listed below except as marked to the contrary in the space provided:

		   Cecil W. Alvis; Albert W. Barber; Leo T. Barber, Jr.; R. Bradford Burnette; John H. Clark; Robert M. Duggan; E. J. McLean, Jr.; Glenn D. Moon; Richard L. Moss; Lee C. Redding; Roy H. Reeves; Jack Short; and Johnny R. Slocumb.

		   Instructions: To withhold authority to vote for any of the individual nominees listed above, write the name(s) of the nominee(s) on the lines provided below.

______________________________________________________________________________

______________________________________________________________________________


B.      _____      I (we) withhold authority to vote for all of the nominees
		   listed above.


2. The approval of the Southwest Georgia Financial Corporation Key Individual Stock Option Plan(Please check either A, B, or C)

	A.      _____    FOR

	B.      _____    AGAINST

	C.      _____    ABSTAIN

3.      Other Matters to Come Before the Meeting

	I (we) grant the Proxies authority to vote in accordance with their best judgment with respect to any other matters that may properly come before the meeting.


	THE BOARD OF DIRECTORS FAVORS A VOTE "FOR" THE FOREGOING PROPOSAL AND, UNLESS THE VOTE OF THE SHAREHOLDER INDICATES OTHERWISE, THIS PROXY WILL BE SO VOTED.






				X__________________________

				X__________________________
				Please sign this Proxy exactly as
				name appears at left.  In the case
				of joint tenants, each joint owner
				must sign. Note: When signing as an
				attorney, trustee, administrator or
				guardian, please give your title as
				such.

				Date Signed:  ________________

			   COMMON STOCK OF
	       SOUTHWEST GEORGIA FINANCIAL CORPORATION

	     DIRECTIONS FOR VOTING COMMON STOCK ALLOCATED
	      TO A PARTICIPANT'S ACCOUNT PURSUANT TO THE
	       SOUTHWEST GEORGIA FINANCIAL CORPORATION
		    EMPLOYEE STOCK OWNERSHIP TRUST

A PROXY IS SOLICITED FROM SOUTHWEST GEORGIA BANK TRUST DEPARTMENT AS TRUSTEE BY THE BOARD OF DIRECTORS FOR THE 1997 ANNUAL MEETING OF SHAREHOLDERS.

	The undersigned participant in the Employee Stock Ownership Plan ("ESOP") hereby directs Southwest Georgia Bank Trust Department as Trustee of the Southwest Georgia Financial Corporation Employee Stock Ownership Trust to vote those shares of Common Stock of Southwest Georgia Financial Corporation allocated to the undersigned's account in connection with the Annual Meeting of Shareholders of SOUTHWEST GEORGIA FINANCIAL CORPORATION (the "Company") to be held on April 22, 1997, and any adjournment thereof.

1.      Election of Directors (Please check either A or B)

	A.   _____     I grant authority to vote FOR all nominees for
		       director listed below except as marked to the contrary in the space provided:

		       Cecil W. Alvis; Albert W. Barber; Leo T. Barber, Jr.;
		       R. Bradford Burnette; John H. Clark; Robert M. Duggan;
		       E. J. McLean, Jr.; Glenn D. Moon; Richard L. Moss; Lee
		       C. Redding; Roy H. Reeves; Jack Short; and Johnny R.
		       Slocumb.

		       Instructions: To withhold authority to vote for any of the individual nominees listed above, write the name(s) of the nominee(s) on the lines provided below.

______________________________________________________________________________

______________________________________________________________________________

	B.   _____     I withhold authority to vote for all of the
		       nominees listed above.


2. The approval of the Southwest Georgia Financial Corporation Key Individual Stock Option Plan (Please check either A, B, or C)


	A.      _____           FOR

	B.      _____           AGAINST

	C.      _____           ABSTAIN

3.      Other Matters to Come Before the Meeting

	I grant the Trustee authority to vote in accordance with their best judgment with respect to any other matters that may properly come before the meeting.



	THE BOARD OF DIRECTORS FAVORS A VOTE "FOR" THE FOREGOING PROPOSAL AND, UNLESS THE VOTE OF THE SHAREHOLDER INDICATES OTHERWISE, THIS PROXY WILL BE SO VOTED.






				X_______________________________

				Please sign this Proxy exactly as name
				appears at left. Note: When signing as an attorney, trustee, administrator or guardian, please give your title as such.

				Date Signed:  _____________________